UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010

COVANTA HOLDING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-6732	95-6021257
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Lane Road Fairfield, New Jersey	07004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 882-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment to the Form 8-K dated February 24, 2010 and originally filed by Covanta Holding Corporation (the “Company”) on March 2, 2010 is being filed solely to amend and restate Item 8.01 and file a corrected Exhibit 99.1. In all other respects, the Form 8-K remains the same.

Item 8.01. Other Events.

On March 5, 2010, the Company issued a correction to its March 1, 2010 press release to insert the correct record date of March 12, 2010 for the Company’s 2010 annual meeting of stockholders to be held on May 6, 2010. The original March 1, 2010 press release had incorrectly stated that March 13, 2010 was the record date. A copy of the corrected March 1, 2010 press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Shell Company Transactions – Not Applicable

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Corrected March 1, 2010 Press Release regarding Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 2010

COVANTA HOLDING CORPORATION
(Registrant)

By: /s/ Timothy J. Simpson
Name: Timothy J. Simpson
Title: Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Corrected March 1, 2010 Press Release regarding Annual Meeting.